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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2000
                                                          --------------

                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-22664                     75-2504748
(State or other jurisdiction        (Commission               (I.R.S. Employer
       of incorporation)            File Number)             Identification No.)

            4510 LAMESA HIGHWAY, SNYDER, TEXAS                         79549
         (Address of principal executive offices)                    (Zip Code)

                                 (915) 573-1104
              (Registrant's telephone number, including area code)

                                    No Change

          (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

     On March 31, 2000, the Registrant issued the following press release:

                        PATTERSON ENERGY, INC. COMPLETES
                   ACQUISITION OF FOUR CONTRACT DRILLING RIGS

Snyder, Texas, March 31, 2000 --- PATTERSON ENERGY, INC. (NASDAQ:PTEN) announces the Company's consummation of the stock purchase agreement with the owners of 100% of the outstanding stock of WEK Drilling Co., Inc., a privately held, non-affiliated drilling company with its principal operations in Southeast New Mexico. The purchase agreement included the acquisition of four fully operable contract drilling rigs with complete labor crews, other related equipment and working capital of $1.2 million for a purchase price of $7.2 million. Three of the operable rigs have depth capacities greater than 12,000 feet with the other rig having a depth rating of 10,500 feet. The acquisition was funded using $5.66 million of proceeds from the Company's existing credit facility and 53,000 shares of the Company's common stock valued at $29.0625. Immediately following the closing, certain assets, unrelated to the oil and natural gas industry were sold back to one of the previous owners for a cash payment of $1.0 million.

The Company's management was pleased with the acquisition commenting that...."the rigs, fully operational with complete crews, provide the Company with increased market share in a geographic area which is anticipated to provide significant operating leverage in the future should the underlying commodity prices remain strong."

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic, land-based drilling services to major independent oil and natural gas companies. Patterson currently owns 123 drilling rigs (118 of which are currently operable) with operations in Texas, New Mexico, Oklahoma, Utah and Louisiana.

Statements made in this press release that state the Company or management's intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. In addition to the factors set forth above, other important factors that could cause actual results to differ materially include, but are not limited to, the impact of declines in the prices of oil and natural gas on the demand for the Company's services and the associated effect on day rates and rig utilization, industry conditions, integration of acquisitions, demand for oil and natural gas, and the ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statement is contained from time to time in the Company's SEC filings, including but not limited to, the Company's report on Form 10-K for the year ended December 31, 1999. Copies of this filing may be obtained by contacting the Company or the SEC.

For further information, contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
Jonathan D. (Jody) Nelson, Vice President - Finance, Chief Financial Officer
(915) 573-1104


investrelations@patenergy.com



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PATTERSON ENERGY, INC.




Date:    April 3, 2000                    By: /s/ Jonathan D. Nelson
                                              -----------------------------
                                                  Jonathan D. (Jody) Nelson
                                                  Vice President-Finance